Exhibit 10.5

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is entered into as of the 11th day of December, 2001, by and between Lotus Pacific, Inc., a Delaware corporation (“Lotus”), and ARESCOM Inc., a California corporation (the “Company”). Lotus and the Company are referred to collectively herein as the parties.

RECITALS

WHEREAS, Lotus is the holder of the following promissory notes issued by the Company: (i) that certain promissory note, dated March 23, 2000, for the principal sum of $8,000,000 (the “March Note”), (ii) that certain promissory note, dated May 22, 2000, for the principal sum of $2,000,000 (the “May Note”), (iii) that certain promissory note, dated July 26, 2000, for the principal sum of $1,000,000 (the “July Note”), (iv) that certain promissory note, dated August 25, 2000, for the principal sum of $500,000 (the “August Note”), and (v) that certain promissory note, dated September 1, 2000, for the principal sum of $500,000 (the “September Note”, and together with the March Note, May Note, July Note and August Note, the “Prior Notes”);

WHEREAS as of December 3, 2001, the aggregate accrued but unpaid interest on the March Note and the May Note is $1,047,829.19, and the aggregate accrued but unpaid interest on the July Note, August Note and September Note is $191,996.15.

WHEREAS, the Company and Lotus desire to (A) exchange the Prior Notes, plus accrued but unpaid interest thereon, for shares of Series B Preferred Stock of the Company, and (B) exchange the May Note, plus accrued but unpaid interest thereon, for a promissory note in principal amount of $2,191,996.15, all on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                       Exchange.

As of the date of this Agreement, the Company has filed its Third Amended and Restated Articles of Incorporation (the “Articles”) with the Secretary of State of the State of California. Concurrent with the execution of this Agreement (A) Lotus shall cancel all indebtedness, including, without limitation, accrued interest, and other obligations of the Company under, relating to, or arising out of the Prior Notes, and shall deliver to the Company the original Prior Notes, stamped “cancelled”, and (B) the Company shall issue to Lotus (i) 11,048 shares (the “Shares”) of Series B Preferred Stock of the Company, and (ii) a promissory note substantially in the form attached hereto as Exhibit A, in the principal amount of $2,191,996.15 (the “New Note”).

2.                                       Grant of Security Interest.

The payment of principal under the New Note and interest thereon, shall be secured by the grants to Lotus of a security interest in all of the Company’s right, title and interest in all amounts owing to the Company from Microsoft Corporation under that certain Modem Purchase Agreement, dated February 7, 2000, among the Company and Microsoft Corporation and all amendments, replacements, successors or additions thereto, whether now existing or receivable or hereafter acquired or arising (collectively, the “Collateral’), pursuant to the Loan and Security Agreement of even date, attached hereto as Exhibit B.

3.                                       Representations and Warranties of the Company.

The Company hereby represents and warrants to Lotus the following:

3.1           Incorporation, Good Standing and Qualification. The Company represents that it is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and has all required power and authority necessary to carry out the transactions contemplated by this Agreement.

3.2           Authorization. All corporate action on the part of the Company and its respective officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and all other agreements contemplated hereby to which the Company is a party, the performance of all obligations of the Company hereunder and thereunder, and the sale and issuance of the Shares and the New Note being sold hereunder has been taken. This Agreement and the New Note constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3           Valid Issuance of Preferred and Common Stock. The Shares issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, have been duly and validly issued, fully paid and nonassessable and are free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Shares (together with the Shares, the “Securities’) purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and federal and state securities laws.

3.4           Offering. Subject in part to the truth and accuracy of Lotus’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and the qualification or registration requirements of the Act or other applicable blue sky laws. Neither the Company nor any authorized agent acting on the Company’s behalf will take any action hereafter that would cause the loss of such exemptions.

3.5           No Other Liabilities. Except for indebtedness under the Prior Notes which is being cancelled pursuant to this Agreement, indebtedness under the New Note and obligations under this Agreement, the Company represents and warrants that there are no other liabilities, obligations or indebtedness of Lotus to the Company, and there are no other liabilities, obligations or indebtedness of the Company to Lotus, whether now or hereafter due and payable, and whether accrued or contingent.

4.             Representations, Warranties and Covenants of Lotus.

Lotus hereby represents, warrants and covenants to the Company the following:

4.1           Incorporation, Good Standing and Qualification. Lotus represents that it is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all required power and authority necessary to carry out the transactions contemplated by this Agreement.

4.2           Authorization. All corporate action on the part of Lotus and its respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and all other agreements contemplated hereby to which Lotus is a party, the performance of all obligations of Lotus hereunder and thereunder, and the purchase of the Securities being purchased hereunder has been taken. This Agreement, and all other agreements contemplated hereby to which Lotus is a party constitute valid and legally binding obligations of Lotus, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3           Purchase Entirely for Lotus’s Own Account. The Securities are being acquired for investment for Lotus’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Lotus has no present intention of selling, granting any participation in or otherwise distributing the same. Lotus further represents that Lotus does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

4.4           Disclosure of Information. Lotus believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares. Lotus further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company.

4.5           No Public Market. Lotus understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Securities.

4.6           Business or Financial Experience. By reason of Lotus’s business or financial experience or the business or financial experience of Lotus’s professional advisors who are unaffiliated with and who are not compensated, directly or indirectly, by the Company, or any affiliate or selling agent of the Company, Lotus has the capacity to protect its own interests in connection with its investment in the Shares.

4.7           Accredited Investor. Lotus is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC) Rule 501 of Regulation D, promulgated under the Act, as presently in effect.

4.8           Restricted Securities. Lotus understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may not be resold without registration under the Act except in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely. In this connection, Lotus represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Such information is not now available and the Company has no present plans to make such information available.

4.9           Further Limitations on Disposition. Without in any way limiting the representations set forth above, Lotus further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, and:

(a)           there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)           (i) Lotus shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, Lotus shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company and its counsel that such disposition will not require registration of such shares under the Act.

4.10         Stop Transfer Instructions and Legends. Lotus understands that the Company will issue, and Lotus consents to the issuing of, stop transfer instructions to the Company’s transfer agent with respect to the Securities to assure compliance with the Act. Lotus consents to the placement of the following legend, in substantially the form below, on each certificate representing the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO

THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

4.11         “Market Stand-Off” Agreement. Lotus hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

(a)           such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

(b)           all officers, directors and one percent (1%) or greater shareholders of the Company enter into similar agreements; and

(c)           such market stand-off time period shall not exceed 180 days from the effective date of such registration statement.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares, the common stock issuable upon conversion of the Shares and any other securities of the company held by Lotus until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 3.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

4.12         No Other Liabilities. Except for indebtedness under the Prior Notes which is being cancelled pursuant to this Agreement, indebtedness under the New Note and obligations under this Agreement, Lotus represents and warrants that there are no other liabilities, obligations or indebtedness of the Company to Lotus, and there are no other liabilities, obligations or indebtedness of Lotus to the Company, and whether now or hereafter due and payable, and whether accrued or contingent.

5. Miscellaneous.

5.1           Further Assurances. From and after the date hereof, the Company and Lotus shall execute all certificates, instruments, documents or agreements and shall take any other commercially reasonable action which it is requested to execute or take to further effectuate the transaction contemplated by this Agreement.

5.2           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of the rights, interests, or obligations hereunder without the prior written approval of the other party.

5.3           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

5.4           Governing Law. This Agreement shall be governed and interpreted by the internal laws (and not the laws of conflicts) of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5.5           Consent to Jurisdiction and Forum Selection. The parties hereto agree that any action, suit or proceeding relating to or arising out of this Agreement and the consummation of the transactions contemplated herein that result in judicial proceedings shall be brought, tried and litigated exclusively in the state and federal courts located in the County of Santa Clara, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement or the consummation of the transactions contemplated herein in any jurisdiction other than that specified in this paragraph. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the County of Santa Clara, State of California shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 5.3 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and maybe enforced in other jurisdictions in any manner provided by law.

5.6           Entire Agreement. This Agreement together and the documents referred to herein constitute the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

5.7           Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties.

5.8           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.9           Expenses. The parties will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transaction contemplated hereby.

5.10         Counterparts. This Agreement may be executed in one or more counterparts, including counterparts transmitted by facsimile or other electronic means, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5.11         Headings. The section headings contained in this Agreement are used for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12         No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies on any person other than the parties hereto and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LOTUS:
LOTUS PACIFIC, INC.

By:	/s/ Vincent Y. Yan, President

Address:
8001 Irvine Center Drive Suite 400
Irvine, CA 92618 Attn: President Facsimile: (949) 754-4394

THE COMPANY:
ARESCOM, INC.

By:	/s/ Max Lu, President

Address:
3 541 Gateway Blvd. Fremont, CA 94538 Attn: President Facsimile: (510) 445-3606